4Q AND FULL YEAR TWENTY19 OVERVIEW PRESENTATION

FORWARD-LOOKING STATEMENTS AND NON-GAAP INFORMATION This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, including any expected purchases of its outstanding common stock, and related transactions, and other projections based on macroeconomic and industry trends, including expectations regarding interest rate cuts by the Federal Reserve and the impact of those cuts on Origin's results of operations, and expectations regarding the Company's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements preceded by, followed by or that otherwise include the words "assuming," "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those indicated in the forward-looking statements include: deterioration of Origin's asset quality; changes in real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas; Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important deposit customer relationships; volatility and direction of market interest rates, which may increase funding costs or reduce interest earning asset yields thus reducing margin; the Company's ability to manage interest rate risk and effectiveness of its risk management framework; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin's operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; system failures, cybersecurity threats or security breaches; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from public health outbreaks (such as the coronavirus), geopolitical instability and manmade disasters. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business. Management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation:   • Tangible common equity is defined as total common stockholders' equity less goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets, net • Tangible common equity to tangible assets is a ratio determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period 2 ORIGIN BANCORP, INC. _______

UNIQUE BY DESIGN At Origin, we believe our culture is a differentiator across our footprint. It defines all that we do and permeates throughout our organization. We believe it allows us to attract the best bankers in our markets, and it drives our philosophy of relationship-based banking. From our mission, vision and values to our brand promise and standards, our culture is the foundation of our success. THE CORE DIRECTOR OF CULTURE STRATEGIES VALUES CULTURE DAY FOR NEW HIRES CULTURE COUNCIL Our Foundation Is Trust: O Earn It Every Day PROJECT ENRICH Recognize & Encourage Strong R Work Ethnic & Individual Initiative THE BLUE PRINT Innovative, Flexible & Forward I Thinking DREAM MANAGER Genuine Respect for Yourself & G Others ORIGIN EXPERIENCE Individual & Corporate Commitment I to our Communities RETURN ON QUALITY N Never Compromise our Integrity 3 ORIGIN BANCORP, INC. _______

KEY HIGHLIGHTS EXPERIENCED LEADERSHIP AND STRONG INSIDER OWNERSHIP 9 19 6 TRACK RECORD OF ORGANIC GROWTH 9 ATTRACTIVE FOOTPRINT STRONG DEPOSIT FRANCHISE DIVERSIFIED REVENUE STREAMS DOLLARS IN MILLIONS DALLAS - FORT WORTH HOUSTON Entry: 2008 Entry: 2013 Loans: $1,402 Loans: $829 PROVEN CREDIT CULTURE Deposits: $989 Deposits: $865 ACROSS LOAN PORTFOLIO Banking Centers: 9 Banking Centers: 9 NORTH LOUISIANA CENTRAL MISSISSIPPI POTENTIAL OPPORTUNISTIC M&A Entry: 1912 Entry: 2010 Loans: $1,244 Loans: $668 Deposits: $1,921 Deposits: $454 Banking Centers: 19 Banking Centers: 6 4 ORIGIN BANCORP, INC. _______

FINANCIAL RESULTS - FOURTH QUARTER 2019 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS Linked 4Q2019 3Q2019 4Q2018 Q Δ YoY Δ Income Statement Net Interest Income $ 44,095 $ 44,622 $ 42,061 (1.2)% 4.8 % Provision for Credit Losses 2,377 4,201 1,723 (43.4)% 38.0 % Noninterest Income 10,818 12,880 10,588 (16.0)% 2.2 % Noninterest Expense 36,534 35,064 35,023 4.2% 4.3 % Net Income 12,827 14,617 13,178 (12.2)% (2.7)% Diluted EPS $ 0.55 $ 0.62 $ 0.55 (11.3)% — % Dividends Declared per Common Share $ 0.0925 $ 0.0925 $ 0.0325 — % 184.6 % Key Drivers/Ratios Average Loans Held for Investment $ 4,167,550 $ 4,066,937 $ 3,649,919 2.5% 14.2 % Average Deposits 4,202,588 3,977,327 3,723,807 5.7% 12.9 % Net Interest Margin ("NIM") - fully tax equivalent ("FTE") 3.58% 3.69% 3.82% -11 bp -24 bp Efficiency Ratio 66.53% 60.98% 66.52% 555 bp 1 bp Return on Average Assets ("ROAA") (annualized) 0.97% 1.12% 1.10% -15 bp -13 bp Return on Average Equity ("ROAE") (annualized) 8.51% 9.85% 9.66% -134 bp -115 bp 5 ORIGIN BANCORP, INC. _______

# FINANCIAL RESULTS - FULL YEAR 2019

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

| Balance Sheet | As of and Years Ended December 31, 2019 | 2018 | YoY $ Δ | YoY % Δ |
|---|---|---|---|---|
| Total Loans Held For Investment ("LHFI") | $ 4,143,195 | $ 3,789,105 | $ 354,090 | 9.3 % |
| Total Assets | 5,324,626 | 4,821,576 | 503,050 | 10.4 % |
| Total Deposits | 4,228,612 | 3,783,138 | 445,474 | 11.8 % |
| Tangible Common Equity[1] | 567,722 | 516,918 | 50,804 | 9.8 % |
| Book Value per Common Share | $ 25.52 | $ 23.17 | $ 2.35 | 10.1 % |
| Tangible Book Value per Common Share[1] | $ 24.18 | $ 21.79 | $ 2.39 | 11.0 % |
| **Income Statement** | | | | |
| Net Interest Income | $ 173,712 | $ 153,452 | $ 20,260 | 13.2 % |
| Provision for Credit Losses | 9,568 | 1,014 | 8,554 | 843.6 % |
| Noninterest Income | 46,478 | 41,240 | 5,238 | 12.7 % |
| Noninterest Expense | 144,074 | 131,236 | 12,838 | 9.8 % |
| Net Income | 53,882 | 51,605 | 2,277 | 4.4 % |
| Diluted EPS | $ 2.28 | $ 2.20 | $ 0.08 | 3.6 % |
| Dividends Declared per Common Share | $ 0.25 | $ 0.13 | $ 0.12 | 92.3 % |
| **Selected Ratios** | | | | |
| NIM - FTE | 3.69% | 3.75% | -6 bp | (1.6)% |
| Efficiency Ratio | 65.43% | 67.41% | -198 bp | (2.9)% |
| ROAA | 1.06% | 1.16% | -10 bp | (8.6)% |
| ROAE | 9.27% | 10.07% | -80 bp | (7.9)% |

*[1]As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation.*

ORIGIN BANCORP, INC.
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NET INTEREST INCOME AND NIM TRENDS DOLLARS IN THOUSANDS • Net interest income increased $2.0 million from 4Q18 to 4Q19, Yield on LHFI and decreased $500 thousand from 3Q19 to 4Q19. 5.50% 5.50% • Asset sensitive balance sheet throughout 2019 lead to quarterly 5.28% 5.31% NIM compression of 24 bps from 4Q18 to 4Q19. 4.95% 5.17% 5.28% 5.29% 5.23% 4.83% • While the average 1M LIBOR and average Prime Rate declined 2.50% 2.44% 56 bps and 45 bps, respectively, from 4Q18 to 4Q19, average 2.35% 2.18% yields on LHFI only fell 22 bps during the same period. 1.79% • Noninterest bearing deposits reduced total cost of deposits by 40 bps during 4Q19, compared to 35 bps during 4Q18. 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 $44,622 $44,095 $42,061 $42,026 $42,969 Yield on LHFI Avg. 1M LIBOR Avg. Prime Rate Cost of Funds 3.82% 3.80% 1.61% 1.59% 3.70% 3.69% 1.48% 1.44% 1.31% 3.58% 1.29% 1.25% 1.20% 1.06% 1.10% 1.19% 1.16% 1.11% 1.04% 0.96% 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 Quarter-To-Date Cost of Interest Bearing Deposits Net Interest Income NIM (FTE) Cost of Total Deposits Cost of Total Deposits & Borrowings 7 ORIGIN BANCORP, INC. _______

NET REVENUE DISTRIBUTION DOLLARS IN THOUSANDS Net Interest Income \ Noninterest Income Noninterest Income $12,880 $57,502 $54,913 $11,604 $1,614 $53,630 $54,145 $11,176 $52,649 $10,818 $12,880 $10,588 $1,661 $1,281 $1,351 $11,176 $10,818 $10,588 $11,604 $1,392 $511 $172 $2,171 $151 $3,203 $299 $3,036 $2,428 $3,510 $2,481 $44,622 $42,061 $42,026 $42,969 $44,095 $3,252 $3,092 $3,359 $2,288 $2,606 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 $3,349 $3,316 $3,435 $3,620 $3,488 Net Interest Income Noninterest Income 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 • Noninterest income regularly accounts for approximately 20% Service Charges & Fees of total net revenue. Mortgage Banking Revenue • Mortgage banking revenue has trended upwards with our continued focus on enhancing a community banking mortgage Insurance Commission & Fee Income model. Swap Fee Income • Swap fee income declined in 4Q19 from 3Q19 due to fewer Other customer swaps originated, but swap fee income generation continues to be a focus into 2020. • Insurance commissions revenue was seasonably low in 4Q19. 8 ORIGIN BANCORP, INC. _______

NONINTEREST EXPENSE COMPOSITION DOLLARS IN THOUSANDS $37,095 $36,534 $35,023 $35,381 $35,064 • Improving trend in efficiency ratio, coupled with a decline in the ratio of NIE to average assets as a result of expense stabilization in $6,472 $6,786 $5,656 2019. $6,505 $5,792 $1,849 • Efficiency improvements during year partially offset by declining $1,481 $1,632 $1,712 $1,516 $1,810 interest margin. $1,587 $1,801 $1,763 $1,839 $4,200 $4,044 $4,241 • Other noninterest expense increased in 4Q19 compared to 3Q19 $4,274 $3,830 by $1.0 million, driven largely by 3Q19 FDIC insurance fund credit. • 2020 focus on technology strategy to build efficient scale to support additional organic growth. $22,613 $22,764 Efficiency Ratio $21,333 $21,523 $22,074 100% 3.5% ) % ( ) 2.93% 2.95% 2.95% % 3.0% S ( 2.75% T E O 80% I 2.69% S T S A 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 A R 68.51% E Y 2.5% G C A N R Salaries and Employee Benefits E 66.52% 65.97% 66.53% E C I 60% V F 60.98% A / F 2.0% Occupancy and Equipment, net E E I N Data Processing 40% 1.5% Office and Operations 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 Other 9 ORIGIN BANCORP, INC. _______

DEPOSITS Deposits Loans & Deposits by State at 12/31/19 DOLLARS IN MILLIONS Loans Deposits $4,284 $4,229 $3,783 $3,898 $3,855 30% 45% $820 $791 $819 $840 $796 $330 $153 $332 $328 $139 $1,979 $2,207 $1,704 $1,773 $1,873 16% $1,155 $951 $978 $1,003 $1,078 54% 11% 44% 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 Noninterest-bearing Interest-bearing Brokered Time Deposits Deposit Change by Region DOLLARS IN MILLIONS As of December 31, • Increased total deposits of $446 million or 11.8%, while 2018 2019 simultaneously reducing brokered deposits by $179 million LA $ 1,678 $ 1,765 during 2019, creating core deposit increase of 18.1% during TX 1,393 1,851 2019. MS 380 460 • Noninterest bearing growth accounted for over 28% of total Brokered 332 153 deposit growth during 2019. Total $ 3,783 $ 4,229 2018 Growth 2019 Growth • Louisiana continues to be an important source of low-cost deposits (87 bps total cost in 2019) redeployed into higher loan LA — % 5.2 % growth markets in Texas. TX 18.9% 32.9 % MS (1.6)% 21.1% • Continued focus on lowering deposit costs as rate guarantees Brokered 20.3% (53.9)% mature in growth markets in early 2020. Total Growth 7.7% 11.8% 10 ORIGIN BANCORP, INC. _______

WELL DIVERSIFIED LOAN PORTFOLIO LHFI at 12/31/19 LHFI: Fixed \ Variable (by Index) at 12/31/19 DOLLARS IN MILLIONS Amounts % of Total Residential & Other: 17% Fixed $ 1,661 40% Commercial & Industrial ("C&I"): 1 month LIBOR 1,117 27% 32% 12 month LIBOR 254 6% Construction/ Land/Land Prime 1,047 25% Development ("C&D"): 12% Other 64 2% Total LHFI $ 4,143 100% Average LHFI Non-Owner Owner Occupied CRE: Occupied CRE: 11% 21% Mortgage Warehouse: 7% $4,168 14.2% $4,067 • LHFI ended the year at $4.14 billion, an increase of $354.1 million, or 9.3%, compared to the end of 2018. $3,890 • Average loans held for investment increased $517.6 million (14.2%) $3,762 from 4Q18 to 4Q19. $3,650 • Approximately 50% of LHFI are associated with C&I, Owner Occupied CRE and Mortgage Warehouse. • Variable rate LHFI make up 60% of total LHFI, with over 25% resetting monthly based on LIBOR. • Loan make-up consistent with prior year. 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 11 ORIGIN BANCORP, INC. _______

ASSET QUALITY TRENDS 0.99% 0.90% 0.84% 0.80% 0.79% 0.76% 0.75% 0.72% 0.75% 0.72% 0.37% 0.29% 0.26% 0.07% (0.06)% 4Q2018 1Q2019 2Q2019 3Q2019 4Q2019 Nonperforming LHFI / LHFI Past due LHFI / LHFI Net Charge-Off s 1/ Average LHFI (annualized) 1 Based on annualized quarterly net charge-offs. Year-to-date net charge-offs were $5.9 million (0.15% net charge-offs/average LHFI) and $4.5 million (0.13% net charge-offs/ average LHFI) at December 31, 2019 and 2018, respectively. 12 ORIGIN BANCORP, INC. _______

CAPITAL RATIOS Company Level Bank Level 3Q2019 4Q2019 Proforma w/ Sub-Debt 3Q2019 4Q2019 Proforma w/ Sub-Debt 14.2% 12.5% 12.8% 11.6% 11.9% 11.9% 10.4% 10.7% 10.6% 10.9% 10.9% 10.8% 13.8% 11.6% 11.6% 12.1% 12.4% 10.5% 10.6% 10.4% 11.3% 1 TCE/TA Tier 1 Tier 1 Capital to Total Capital to Tier 1 Tier 1 Capital to Total Capital to Leverage Risk-Weighted Risk-Weighted Leverage Risk-Weighted Risk-Weighted Ratio Assets Ratio Assets Ratio Ratio Assets Ratio Assets Ratio • February 2020 Subordinated Debt Issuance Issued $70 million in subordinated debt at 4.25% for fixed period with final 10 year maturity Recent • Stock Buyback Program Capital Authorized a $40.0 million stock buyback program Actions Repurchased $10.1 million in common stock (300,000 shares) • 2019 Return to Shareholders Return of $16.0 million ($10.1 million in stock buyback and $5.9 million in common dividends) YTD 1 As used in this presentation, tangible common equity (TCE) and tangible common equity to tangible assets (TA) are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation 13 ORIGIN BANCORP, INC. _______

OUR STRATEGIC FOCUS STRATEGIC FOCUS KEY ACTION ITEMS Increase scale across the franchise, Improve operational efficiency and particularly in Houston increase profitability Focused effort to defend margin and risk- adjusted returns Grow client base and continue capturing Continue our disciplined approach to market share organic loan and deposit growth Successfully recruit experienced lenders and teams Continue to evaluate potential M&A Focus on existing and contiguous opportunities markets 14 ORIGIN BANCORP, INC. _______

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS 4Q2019 3Q2019 2Q2019 1Q2019 4Q2018 Calculation of Tangible Common Equity: Total Common Stockholders' Equity $ 599,262 $ 588,363 $ 584,293 $ 568,122 $ 549,779 Less: Goodwill and Other Intangible Assets, Net 31,540 31,842 32,144 32,497 32,861 Tangible Common Equity $ 567,722 $ 556,521 $ 552,149 $ 535,625 $ 516,918 Common Shares Outstanding at the End of the Period 23,480,945 23,481,781 23,774,238 23,745,985 23,726,559 Book Value per Common Share $ 25.52 $ 25.06 $ 24.58 $ 23.92 $ 23.17 Calculation of Tangible Assets: Total Assets $ 5,324,626 $ 5,396,928 $ 5,119,625 $ 4,872,201 $ 4,821,576 Less: Goodwill and Other Intangible Assets, Net 31,540 31,842 32,144 32,497 32,861 Tangible Assets $ 5,293,086 $ 5,365,086 $ 5,087,481 $ 4,839,704 $ 4,788,715 Tangible Common Equity to Tangible Assets 10.73% 10.37% 10.85% 11.07% 10.79% Calculation of Tangible Book Value per Common Share: Common Shares Outstanding at the End of the Period 23,480,945 23,481,781 23,774,238 23,745,985 23,726,559 Tangible Book Value per Common Share $ 24.18 $ 23.70 $ 23.22 $ 22.56 $ 21.79 15 ORIGIN BANCORP, INC. _______